UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

Accolade, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39348	01-0969591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 1700 Seattle, WA 98101 (Address of Principal Executive Offices and Zip Code)

(206) 926-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ACCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 8, 2023, Accolade, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of June 23, 2023, the record date for the Annual Meeting, 75,631,027 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 67,305,118 shares of common stock were present in person or represented by proxy for the three proposals summarized below. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 27, 2023 (the “Proxy Statement”).

Proposal 1: Election of Directors

The Company’s stockholders elected the four persons listed below as Class III directors, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

	For	Withheld	Broker Non-Votes
Mr. Rajeev Singh	55,023,178	1,844,343	10,437,597
Mr. Peter Klein	53,882,985	2,984,536	10,437,597
Ms. Dawn Lepore	42,127,485	14,740,036	10,437,597
Ms. Patricia Wadors	42,213,874	14,653,647	10,437,597

Proposal 2: Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
56,333,271	500,742	33,508	10,437,597

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024. The final voting results are as follows:

For	Against	Abstain
67,191,081	93,078	20,959

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accolade, Inc.

Dated: August 9, 2023	By:	/s/ Stephen Barnes
Stephen Barnes
Chief Financial Officer